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                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549


                            __________


                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    September 11, 1996
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                    UNION PACIFIC CORPORATION
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        (Exact Name of Registrant as Specified in Charter)


             Utah                  1-6075            13-2626465
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 (State or Other Jurisdiction   (Commission        (IRS Employer
        of Incorporation)       File Number)     Identification No.)


Eighth and Eaton Avenues, Bethlehem, Pennsylvania                   18018
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code   (610) 861-3200
                                                     ______________


                               N/A
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   Former Name or Former Address, if Changed Since Last Report)

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   Item 2.  Acquisition or Disposition of Assets.

     On September 11, 1996, pursuant to the Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 12, 1996, by and among Union Pacific Corporation (the "Company"), Union Pacific Railroad Company, Southern Pacific Rail Corporation ("Southern Pacific"), UP Holding Company, Inc. ("Holding") and Union Pacific Merger Co., Southern Pacific was merged with and into Holding (the "Merger") with Holding as the surviving corporation. Immediately following the Merger, the name of the surviving corporation was changed to "Southern Pacific Rail Corporation." As a result of the Merger, each share of Southern Pacific common stock, par value $.001 per share (the "SP Shares"), was converted into the right to receive, in accordance with the elections filed by the stockholders of Southern Pacific,
(a) $25.00 per SP Share in cash, without interest thereon, (b) .4065 shares of the Company's common stock, par value $2.50 per share ("UPC Common Stock"), for each SP Share, or (c)a combination thereof, subject to proration, all as more fully set forth in the Merger Agreement. The purchase price was estab-lished through arms-length negotiations between the Company and Southern Pacific. The Company intends to integrate Southern Pacific's rail operations with the rail operations of the Company.

     The Company consummated the Merger by issuing approximately 38.1 million shares of UPC Common Stock in exchange for approximately 93.7 million SP Shares and paying $586 million for approximately 23.4 million SP Shares (i.e., $25 for each such Share). As a result of a first step cash tender offer completed in September 1995, the Company made an initial investment in Southern Pacific of $976 million - $25 per share for approximately 39 million SP Shares (approximately 25% of Southern Pacific's then outstanding common stock). The combination of these transactions has resulted in the Company's acquisition of 100% ownership of Southern Pacific. For accounting purposes, the UPC Common Stock issued in connection with the Merger is valued at $65 per share, the average of the high and low trading prices as reported on the New York Stock Exchange on August 3, 1995, the day the Merger was first announced, for a total value of $2.48 billion. As a result, the total consideration paid for Southern Pacific, including both cash and stock and including the first step cash tender offer, is approximately $4.04 billion. The Merger has been accounted for as a purchase.

     The Company funded the cash paid to Southern Pacific shareholders pursuant to the Merger through the use of its outstanding credit facilities and other borrowings from private or public lenders.

     Prior to the Merger, Mr. Philip F. Anschutz, The Anschutz Corporation, an affiliate of Mr. Anschutz, and Anschutz Foundation, of which Mr. Anschutz is a director (collectively, the "Anschutz Shareholders"), beneficially owned 40,322,612 SP Shares or approximately 25.8% of the outstanding SP Shares. As a result of the Merger, the Anschutz Shareholders received 12.68 million shares of UPC Common Stock, which represents approximately 5.2% of the total UPC Common Stock outstanding.

     A copy of the press release announcing the consummation of the Merger is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

     Certain additional information about the Merger which is required by
Item 2 of this Current Report on Form 8-K is set forth in the Joint Proxy Statement/Prospectus, dated July 16, 1996, of Southern Pacific and the Company, which is hereby incorporated by reference in this report.


Item 5.   Other Events.

     On September 12, 1996, the Company declared a special dividend of all shares of common stock of Union Pacific Resources Group Inc. owned by the Company. A copy of the press release announcing this dividend declaration is

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attached as Exhibit 99.4 and is incorporated herein by reference in its entirety.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Financial Statements of Business Acquired. The historical financial statements of Southern Pacific and its subsidiary companies which are required to be reported in this Current Report on Form 8-K are attached as Exhibits 99.2 and 99.3 and are incorporated herein by reference in their entirety. A manually signed independent auditors' report is included in the financial statements set forth in Exhibit 99.3.

          (b)  Pro Forma Financial Information.   Because regulatory
restrictions prevented the Company from performing customary due diligence subsequent to August 1995, the Company has determined that it is impracticable to provide the pro forma financial information required to be reported in this Current Report on Form 8-K at this time. The Company will file the required pro forma financial information under cover of an amendment to this Current Report on Form 8-K as soon as practicable but in no event later than November 25, 1996.

          (c)  Exhibits.

20 Joint Proxy Statement/Prospectus, dated July 16, 1996, of Southern Pacific Rail Corporation and Union Pacific Corporation, incorporated by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 as filed with the Securities and Exchange Commis-sion on July 16, 1996.

23   Consent of KPMG Peat Marwick LLP, Independent Auditors.

99.1 Text of Press Release, dated September 11, 1996, issued by Union Pacific Corporation announcing consummation of the Southern Pacific Merger.

99.2 Financial Statements of Southern Pacific and Subsidiary Companies as of June 30, 1996 and December 31, 1995 and for the six months ended June 30, 1996 and 1995 and the three months ended June 30, 1996 and 1995 as set forth in the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1996, of Southern Pacific.

99.3 Financial Statements of Southern Pacific and Subsidiary Companies as of December 31, 1995 and 1994 and for the three-year period ended December 31, 1995 as set forth in the Annual Report on Form 10-K for the year ended December 31, 1995, of Southern Pacific.

99.4 Text of Press Release, dated September 12, 1996, issued by the Union Pacific Corporation announcing a special dividend of all the remaining shares of common stock of Union Pacific Resources Group Inc. owned by Union Pacific.

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                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 16, 1996




                              UNION PACIFIC CORPORATION


                              By:  /s/ L. White Matthews, III
                                 ---------------------------------
                                 L. White Matthews, III
                                 Executive Vice President-Finance,
                                  Chief Financial Officer and Director


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                          EXHIBIT INDEX

Exhibit                    Description

20 Proxy Statement/Prospectus, dated July 16, 1996, of Southern Pacific Rail Corporation and Union Pacific Corporation, incorporated by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 as filed with the Commission on July
                    16, 1996.

23                  Consent of KPMG Peat Marwick LLP, Independent Auditors.

99.1 Text of Press Release, dated September 11, 1996, issued by the Union Pacific Corporation announcing consummation of the Southern Pacific Merger.

99.2 Financial Statements of Southern Pacific and Subsidiary Companies as of June 30, 1996 and December 31, 1995
                    and for the six months ended June 30, 1996 and 1995
                    and the three months ended June 30, 1996 and 1995 as set forth in the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1996, of Southern Pacific.

99.3 Financial Statements of Southern Pacific and Subsidiary Companies as of December 31, 1995 and 1994 and for the three-year period ended December 31, 1995 as set forth in the Annual Report on Form 10-K for the year ended December 31, 1995, of Southern Pacific.

99.4 Text of Press Release, dated September 12, 1996, issued by the Union Pacific Corporation announcing a special dividend of all the remaining shares of common stock of Union Pacific Resources Group Inc. owned by Union Pacific.